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                                                                  EXHIBIT 10.31


THIS SUBORDINATED PROMISSORY NOTE AND THE SHARES OF COMMON STOCK WHICH SHALL BE DELIVERED IN ACCORDANCE WITH THE TERMS OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW. NO SALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER OF EITHER THIS NOTE OR ANY SUCH SHARES MAY BE MADE EXCEPT PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL, SATISFACTORY TO MAKER, IS OBTAINED STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.



                          SUBORDINATED PROMISSORY NOTE


$72,421                                                        December 1, 1996
103,138 Shares of Common Stock
of Vision 21, Inc.

         FOR VALUE RECEIVED, VISION 21, INC., a Florida corporation ("Maker"), hereby promises to pay DR. SMITH & ASSOCIATES, #6958, P.A., a Florida professional association ("Payee") (i) the principal amount of Seventy-Two Thousand Four Hundred Twenty-One Dollars ($72,421), together with interest thereon at a per annum rate equal to eight percent (8%), and (ii) One Hundred Three Thousand One Hundred Thirty-Eight (103,138) shares of Maker's common stock (the "Shares"). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through March 1, 1998.

         Subject to the stock payment rights described herein, principal and interest on this Note shall be payable in full, in one installment, in arrears, on that date which is the earlier of (i) fifteen business days after the closing date of an initial public offering of shares of common stock of Maker and (ii) March 1, 1998 (the "Cash Payment Due Date"). If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note and deliveries of shares of Maker's common stock described below shall be delivered to the office of Payee located at 601 Belcher Road, Clearwater, Florida 34624.

         Maker shall (i) on January 15, 1997, deliver to Payee the Shares; and
(ii) on or before the Cash Payment Due Date, pay the outstanding principal balance under this Note of Seventy- Two Thousand Four Hundred Twenty-One Dollars ($72,421) by cashier's check or money order.





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         At the time of delivery of the shares referenced above, Maker shall deliver to Payee a certificate evidencing the number of fully paid and nonassessable shares issuable upon payment. The certificate evidencing the Shares shall bear the following legend:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE CORPORATION THAT SUCH TRANSACTION WILL NOT RESULT IN A VIOLATION OF FEDERAL OR STATE SECURITIES LAWS."

         Payee by its acceptance hereof acknowledges that it is aware that neither this Note nor the Shares issuable to Payee in connection with this Note have been registered under the Securities Act of 1933, as amended.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement effective as of December 1, 1996 between Payee and Maker (the "Purchase Agreement") and is subject to the terms and provisions thereof. The principal amount of this Note shall be automatically and permanently reduced by set-off in amounts determined under and in accordance with the terms of the Purchase Agreement.

         This Note is not transferable or assignable by Payee. If this Note is collected by law or through an attorney at law, or under advice therefrom, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees. Reasonable attorneys' fees are defined to include, but not be limited to, all fees incurred in all matters of collection and enforcement, trial proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings or creditors' reorganization or similar proceedings and any post judgment collection efforts.

         Any failure to exercise any right, remedy or recourse hereunder shall not be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Payee and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to a subsequent event.

         In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time





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to time, and in the event any such payment is paid by the Maker or received by the Payee, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Payee, in writing, that the Maker elects to have such excess sum returned to Maker forthwith.

         The Maker waives protest, demand, notice of protest, dishonor, presentment for payment or acceptance.

         The rights of Payee to receive payment on this Note is subject and subordinate to the prior payment of the principal and interest on all senior secured indebtedness of Maker, whether now outstanding or subsequently incurred, and any deferrals, renewals or extensions of such indebtedness or any debentures, bonds or notes evidencing such indebtedness (the "Senior Indebtedness"). Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of assets and liabilities of Maker, or in the event this Note is declared due and payable upon the occurrence of a default under this Note, then no amount shall be paid by Maker with respect to principal and interest hereon unless and until the principal of, and interest on, all Senior Indebtedness then outstanding is paid in full. The indebtedness of Maker under this Note shall have an equal priority with all other indebtedness relating to Maker's acquisition of, or merger into, founding health care practices occurring on or prior to December 31, 1996.

         This Note has been executed and delivered in ____________, Hawaii and shall be governed by and construed in accordance with the laws of the State of Florida applicable to debts and obligations incurred and to be paid solely in such jurisdiction. This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                        VISION 21, INC.


                                        By: /s/ Theodore N. Gillette
                                           ------------------------------------
                                           Theodore N. Gillette, President





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STATE OF HAWAII  )
                 )SS
______ OF ______ )

         I, _________________, a Notary Public in and for the __________ and
State aforesaid, DO HEREBY CERTIFY that Theodore N. Gillette, personally known to me to be the same person whose name is, as President of Vision 21, Inc., executed and delivered the foregoing instrument in the City of ______________, State of Hawaii before me this day in person and acknowledged to me that he or she, being thereunto duly authorized, signed and delivered said instrument as the free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal on January ___, 1997.



                                        ______________________________
                                        Notary Public

My Commission Expires:

________________________





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